SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  December 21, 2011

PRIMORIS SERVICES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-34145	20-4743916
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2100 McKinney Avenue, Suite 1500, Dallas, TX 75201

(Address of principal executive offices)   (Zip Code)

Registrant’s telephone number, including area code (214) 740-5600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

As used in this Current Report on Form 8-K, the terms “we,” “us,” “our” and the “Company” mean Primoris Services Corporation, a Delaware corporation, and our consolidated subsidiaries, taken together as a whole.

Item 1.01               Entry into a Material Definitive Agreement

Master Loan and Security Agreement with Banc of America Leasing & Capital, LLC

On December 21, 2011, ARB, Inc. (“ARB”), a wholly owned subsidiary of the Company, entered into a Master Loan and Security Agreement (the “BofA Agreement”) with Banc of America Leasing & Capital, LLC (the “Bank”) for financing of equipment, pursuant to an equipment note.  The Equipment Security Note, (the “Note”), dated December 21, 2011, with the Bank for $15 million, was funded on December 23, 2011.  The Note is secured by certain construction equipment as outlined in Exhibit A of the Note.  The Note is payable in equal monthly installments over a five year period.  The principal amount of the Note bears interest at 2.16% per annum and may be prepaid after the first year, subject to certain prepayment breakage fees.  In connection with the transaction, ARB entered into the Addendum to Master Loan and Security Agreement (the “Addendum”), dated December 21, 2011 with the Bank, whereby certain of our subsidiaries have agreed to be obligated as co-borrowers for all amounts borrowed under the BofA Agreement and the Note.  In addition, we entered into a Guaranty Agreement, dated December 21, 2011 with the Bank, whereby we guaranteed the obligations of ARB, Inc., Stellaris and Rockford Corporation under the BofA Agreement.  A copy of the agreements are attached to the Current Report on Form 8-K, with the BofA Agreement as Exhibit #10.1, the Note as Exhibit #10.2, the Addendum as Exhibit #10.3 and the Guaranty Agreement as Exhibit #10.4.

Item 9.01.   Financial Statements and Exhibits.

(d)          Exhibits.

Exh. No.	Description

10.1	Master Loan and Security Agreement, dated December 21, 2011, by and among ARB, Inc. and Banc of America Leasing & Capital, LLC.

10.2	Equipment Security Note, dated December 21, 2011, by and among ARB, Inc., Stellaris LLC, Rockford Corporation and Banc of America Leasing & Capital, LLC.

10.3	Addendum to Master Loan and Security Agreement, dated December 21, 2011, by and among ARB, Inc., Stellaris LLC, Rockford Corporation and Banc of America Leasing & Capital, LLC.

10.4	Guaranty, dated December 21, 2011, by and among Primoris Services Corporation and Banc of America Leasing & Capital, LLC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRIMORIS SERVICES CORPORATION

Date: December 29, 2011	By:	/s/ Peter J. Moerbeek

		Name:	Peter J. Moerbeek
		Title:	Executive Vice President, Chief Financial Officer

EXHIBIT INDEX

Exh. No.	Description

10.1	Master Loan and Security Agreement, dated December 21, 2011, by and among ARB, Inc. and Banc of America Leasing & Capital, LLC.

10.2	Equipment Security Note, dated December 21, 2011, by and among ARB, Inc., Stellaris LLC, Rockford Corporation and Banc of America Leasing & Capital, LLC.

10.3	Addendum to Master Loan and Security Agreement, dated December 21, 2011, by and among ARB, Inc., Stellaris LLC, Rockford Corporation and Banc of America Leasing & Capital, LLC.

10.4	Guaranty, dated December 21, 2011, by and among Primoris Services Corporation and Banc of America Leasing & Capital, LLC.